Orrstown Financial Services, Inc.






ORRSTOWN BANK

MISSION: *"We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust."*

VISION: *"We aspire to be the financial institution of choice focused on quality client service, innovative solutions and sound financial advice."*

Presentations Given During Second Quarter 2021

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

Cautionary Note Regarding Forward Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; and to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions; and to realize cost saves from our branch consolidation efforts. Factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2020 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown’s underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown’s behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation we refer to adjusted net income, excluding net securities gains, and branch consolidation expenses, and net interest margin, excluding the impact of purchase accounting adjustments for interest accretion, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, see the appendix in this presentation.

Company Overview—Strong Geographically Diverse Markets


NEWPORT
HERSHEY
HARRISBURG
CAMP HILL
CARLISLE
MECHANICSBURG
LEBANON
WYOMISSING
SPRING RUN
ORRSTOWN
SHIPPENSBURG
CHAMBERSBURG
MERCERSBURG
GREENCASTLE
HAGERSTOWN
FREDERICK
LITITZ
EAST EARL
NEW HOLLAND
MOUNT JOY
LANCASTER
YORK
COCKEYSVILLE
TOWSON
BALTIMORE
ELLICOTT CITY
PASADENA

Since 2015, Orrstown has invested in markets with higher density, higher household wealth, and strong growth to drive future expansion and enhance geographic diversification. Orrstown has made significant investments in technology to improve efficiency and meet changing client expectations.

Orrstown Financial Services, Inc.
Current Footprint

	Geography	2021 Households (#)	5 Year Proj. Gr. (%)	2021 Median HHI ($)	2021 Businesses (#)
Pre-2015	Cumberland, PA	104,098	3.26	75,275	9,335
	Franklin, PA	60,435	1.08	64,457	5,544
	Perry, PA	18,332	0.97	69,198	1,424
	Washington, MD	56,834	1.42	64,562	5,612
	Frederick, MD	96,765	4.83	103,510	9,478
Since 2015	Lancaster, PA	206,420	1.95	72,498	19,739
	Berks, PA	157,286	0.83	69,121	15,067
	Dauphin, PA	116,167	1.76	65,792	11,833
	York, PA	174,140	1.19	71,345	14,726
	Anne Arundel, MD	218,756	3.36	105,500	20,430
	Baltimore, MD	323,743	1.10	82,375	28,508
	Baltimore, MD (City)	236,720	-1.92	55,188	22,617
	Howard, MD	120,924	4.45	125,526	11,530
	Carroll, MD	61,413	1.59	104,256	6,170
	Pennsylvania	**5,105,423**	**0.49**	**65,958**	**496,809**
	Maryland	**2,262,622**	**1.91**	**90,160**	**216,949**
	USA	**125,732,798**	**3.07**	**67,761**	**12,492,759**

Source: S&P Global

Company Overview—Business Model



New Bloomfield
Indiantown Gap Military Reservation
Lebanon
Colonial Park
Harrisburg
Middletown
Lititz
Ephrata
Letterkenny Army Depot
Willow Street
New Providence
York
Red Lion
Gettysburg
Hanover
Waynesboro
Taneytown
Thurmont
Dublin
Westminster
Bel Air
Aberdeen
Aberdeen Proving Ground
Walkersville
Franklinville
Reisterstown
Woodville
Eldersburg
Towson
Perry Hall
Edgewood
Randallstown
Parkville
Green Valley
Lochearn
Brunswick
Damascus
Baltimore
Essex
Dundalk
Back River
Columbia
Arbutus
Kabletown
Chestertown
Olney
Glen Burnie
Leesburg
Aspen Hill
Laurel
Pasadena
Severna Park
Sassafras River

Geographic Focus Driven by Relationship Banking Model

- Four geographic regions: Market Presidents have full authority and autonomy (within ERM guidelines)
- Market Presidents are all seasoned best-in-class bankers
- Markets connected by significant highway infrastructure
- Focus on commercial lending & deposits
- Offer full suite of products in every market
- Newest markets in Lancaster, Capitol Region, and Greater Baltimore well positioned for significant fee income penetration

LEGEND (Regions)	
Southern Region	
Central Region	
Eastern Region	
Maryland Region	

Company Overview—Product Suite Provides Expansion Opportunity

COMMERCIAL BANKING
- C&I and CRE Lending
- Treasury Management
- Small Business Lending
- SBA Lending
- Insurance (e.g. key man coverage)

INVESTMENTS & TRUST
- Wealth Management
- Retirement Planning
- Estate Planning
- Trust Services

MORTGAGE BANKING
- Fixed-rate and Adjustable Mortgages
- Purchase and Refinance
- Lot & Land Loans
- Government Programs
- Construction
- Specialty Programs

PERSONAL BANKING
- Deposit Products and Services
- Mobile and Online Banking
- Digital Wallet and Debit/ATM Cards
- Health Savings Accounts
- Credit Cards
- Personal and Home Equity Loans and Lines of Credit
- Auto Loans (not indirect)

- 26% of revenues derived from noninterest income sources in 1Q'21 aided by strong mortgage banking results; historical range of fee income is 25%-30% of total revenue
- Products not yet to scale in all markets. Opportunity to garner "fair share" of mortgage and investment/trust business, enhances fee income and take advantage of solid upside potential in our newer markets (Lancaster, Capitol Region, Greater Baltimore)
- All three of our newer markets provide superior demographics in terms of household income, home values, investable wealth, etc. vs. our core market
- We remain opportunistic in identifying meaningful client-facing investments to create long-term revenue growth , including team lift outs

2021 / 2022 Strategic Focus: Optimizing Results

SBA PPP portfolio provides significant earnings contribution:

- Approximately $516.9 million in gross PPP loans as of March 31, 2021.
- As of March 31, 2021, 22% or $3.0 million of net SBA PPP processing fees from 2020 vintage PPP loans are unearned. An additional $9.0 million in SBA PPP processing fees as of March 31, 2021 from the 2021 vintage PPP loans will be realized over the sooner of the life of those loans or forgiveness.
- Strategy is to cross sell and retain new PPP clients, earn significant income in low rate environment with most of the portfolio expected to be forgiven by December 2022.

$12.0 million in fees to be earned

Cross sell new clients

Enhance Fee Income to offset net interest margin compression:

- Mortgage banking – augment team with mortgage loan officers in growth markets to capture client referrals and identify new clients
- Wealth Management – expand presence in growth markets
- Card Related Interchange: promote higher card usage among clientele
- Swap Fee Income: Elevated demand for interest rate risk hedging products
- Treasury Services: Increase C&I client penetration to expand fees and grow non-interest DDA

Increase Fee income

Operational Efficiency

- In Q3'2020, announced $4.0 million in annualized cost saving measures. The savings are gradually being reinvested in the foundation of the Bank to support anticipated growth.
- Closed 11 branches: The Bank has closed 30% of its branches since Q4'2019 and increased average deposits per branch by 92% to $98 million
- Reduced office space: The Company has reduced its owned and leased real estate by 27% since Q4'2019.

$4 million in annual cost saves

2021 / 2022 Strategic Focus (continued)

Investments in Revenue Producing Talent:

- Committed to additional investments in client-facing bankers as we grow our relationship banking model, particularly in our newest markets

Expand use of Technology:

- Continue to assess and adapt accordingly to changing client preferences for sales and service interactions
- Assess scalability of infrastructure with goal of improved efficiency

Balance Sheet Optimization:

- Remain cautious in the near term given continued economic uncertainty
- Protect margin through continued focus on disciplined relationship C&I and CRE lending while supplementing with investments and deemphasizing wholesale funding

Capital Build:

- Continued earnings momentum to further enhance capital position
- Maintain common dividend
- Consider deploying excess capital into stock buybacks depending on outlook for organic growth and M&A opportunities

Asset quality:

- Proactive efforts to maintain superior asset quality with early identification of problem loans and quick resolution

Company Overview—Balance Sheet Mix

Deposit Mix
(3/31/2021)



MMDA & Savings, 26.3%
Retail CDs, 12.7%
Jumbo CDs, 2.6%
Now, 36.9%
DDA, 21.5%

Loan Mix
(3/31/2021)



Residential Rental, 10.4%
Residential Mortgage, 11.5%
Commercial RE, 20.3%
Consumer / HELOC, 8.6%
Construction, 2.8%
PPP*, 24.7%
Commercial, 20.8%
Municipal, 0.9%

Balance Sheet Management to Defend Net Interest Margin

- → Utilize excess cash to fund commercial relationship loans
  - → With over 2,000 PPP Loans forgiven, a chance to have continued discussions to borrowers will remain into 2022
- → Allow CDs and wholesale deposits to run-off in favor of core deposits
  - → Utilizing off-balance sheet sweep arrangements to retain the relationship while reducing cash drag
- → Target 90-95% loan-to-deposit ratio

* PPP loans are net of deferred fees and costs

Company Overview—Revenue Mix—1Q'21


Net Interest Income, 74.3%
Noninterest Income, 25.7%
Wealth Managemen t, 9.3%
Mortgage Banking, 7.4%
Other Income, 2.7%
Service Charges, 3.0%
Interchange Income, 3.2%

Opportunity to gain market share in new markets

→ Wealth management and mortgage not yet to scale in newer markets

→ Look to recruit wealth management professionals and mortgage originators in newer markets

→ Focus on interchange income

→ Track card penetration and promote usage

→ Continue swap fee rollout

Right People and Aligned for Success

Name/Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr. *President & CEO*	31 years	2009
Neelesh Kalani *EVP/Chief Financial Officer*	16 years	2020
Barbara E. Brobst *EVP/Chief Human Resources Officer*	39 years	1997
Robert G. Coradi *EVP/Chief Risk Officer*	33 years	2012
Philip E. Fague *EVP/Trust and Wealth Management*	33 years	1988
Robert Fignar *EVP/Operations, Technology, Logistics*	35 years	2018
Jeffrey S. Gayman EVP/Market President	25 years	1996
Christopher Holt EVP/Market President	32 Years	2019
David T. Hornberger EVP/Market President	35 years	2016
Zachary Khuri EVP/Market President	13 years	2019
Adam L. Metz *EVP/Chief Lending Officer*	25 years	2016
Luke Bernstein *EVP/Chief Retail Officer*	7 years	2017
Matthew C. Schultheis, CFA *SVP/IR and Strategic Planning*	27 years	2019

Significant Experience

- Average 27 years of banking experience
- Average 10 years tenure at Orrstown
- Mix of newer and more seasoned employees from larger FI's brings diverse experience and viewpoints
- Range of "other" bank experience from GSIB's to community banks
- All Market Presidents have spent entire career in their "native market"

Incented for Profitability

- Pay for profitability, not growth
- Short term incentives: paid in cash
  - Based on achievable goals
    - ROE
    - Net Income
- Long term incentives ("LTI"): paid in stock
  - LTI earned annually
    - ROE
    - Net Income
  - 50% of LTI time vests
  - 50% of LTI granted as restricted stock units that performance vest based on year three ROA
- All LTI's have claw back and anti-hedging provisions incorporated

Built to Serve the Communities

Employees
Initiated work-from-home ("WFH") protocol on 3/18/2020 , 67% of employees telecommuted as mandated by authorities
Continuous (daily/weekly) employee communications throughout WFH period
Re-emphasized availability of employee assistance programs
Re-opened all branch locations; back office associates returning in mid-June with flexible scheduling options available for certain roles

Clients & Prospects
First COVID-19 communication on March 12, 2020 and regular cadence of frequent communication continues
All drive-thrus remained open, many with extended hours
Client facing associates have been regularly available and maintained a physical presence when possible, with necessary precautions
Significant PPP producer by asset size
Proactively contacting clients to facilitate the PPP forgiveness process

Communities
Seen as community leader throughout region with numerous media outreach efforts, including: • Numerous live interviews and news articles in local and national publications supporting safety protocols • Only bank in nation at White House business roundtable in support of PPP
• Partnered with the Spanish American Civic Association in Lancaster, PA to ensure outreach to underserved community. Developed Spanish language PPP application and other supporting materials

- Throughout the pandemic Orrstown responded quickly to protect our clients and employees; we are transitioning back to a more normalized working environment in June; all branches re-opened in March
- Peer leading PPP results with more than 6,200 loans totaling $680 million through March 31, 2021; helping to save more than 50,000 jobs in our communities
- Flexing from PPP focus to traditional C&I, CRE, and consumer lending

Select Loan Concentrations Analysis


COVID Modification Experience ($ millions)
$250
$200
$150
$100
$50
$0
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
03/20
06/20
09/20
12/20
03/21
Covid Modifications
Covid Mods As % of non-PPP Loans

Non Guarantee Exposure as of March 31, 2021	
Industry Segment	Segment Total ($000)
Hotel/Motel	$48,070
Strip Ctr/Retail	62,888
Restaurant/Bar	32,165
Mixed Use	21,255
Commercial Construction	45,230
Multi Family CRE	112,668
Sr Housing	46,429

- Total COVID-19 loan deferrals of $7.5 million at March 31, 2021. $2.2 million related to restaurants; most of remainder related to one C&I borrower
- We continue to monitor our portfolio very closely and have begun assessing which clients to review quarterly and which go back to standard review schedule
- Criticized credit balances declined to $103.2 million at March 31, 2021, a $9.6 million improvement from December 31, 2020. Criticized balances include: $45.8 million Hotel, $20.1 million Multi-Family, and $4.4 million in Restaurant outstandings
- Classified loans stable at $32.4 million

Paycheck Protection Program

- Success in PPP serves as "proof of concept" for future growth in newer markets
- Prior hires of commercial lenders and access to new clients were crucial to PPP volume

2020 PPP Vintage


1,088
2,112
new client
current client

- 3,200 PPP loans in 2020 totaling $467.7 million
  - 66% to new clients of the Company
    - 65% of those clients still had relationships with the Bank at year-end 2020
  - Over 25,000 jobs saved
  - Generated $13.5 million of net processing fees[1]

2021 PPP Vintage


1,022
1,984
new client
current client

- 3,006 PPP loans in 2021 totaling $212.9 million [2]
  - 33% to new clients of the Company
  - Over 25,000 jobs saved
  - Generated $11.2 million in net processing fees

1. $7.7 million recognized in 2020, remainder still to be recognized by the earliest of forgiveness or loan maturity; 2. Loans booked into our core system as April 21, 2021; as of same date, had 3,143 loans approved by SBA in this round totaling $217.0 million

Value Proposition

As a Percentage of Average Assets	Peers[1]	Orrstown Q4 2020	Orrstown Q1 2021
Net Interest Income	1.97	3.47	3.09
-Loan Loss Provision	0.14	0.04	(0.14)
+Noninterest Income	0.69	1.05	1.07
-Noninterest Expense	1.64	2.64	2.51
Pretax Net Income	0.88	1.83	1.79
-Income Tax Expense	0.19	0.36	0.34
GAAP Net Income	0.69	1.47	1.45
-Net Securities Gains (2)	0.02	0.00	0.02
+Nonrecurring Expenses (3)	0.04	-	-
Adjusted Net Income (4)	0.72	1.47	1.43

Current above-peer returns are a result of PPP fees and balance sheet growth and allow the Company to invest in people and technology to:

- Improve Balance Sheet Mix
- Enhance Fee Income
- Improve Efficiency
- Continue expense control

Orrstown Financial Services, Inc. (ORRF)
Peer Analysis

			Recent Market Performance (as of 05/14/2021)						
Company Name	State	Ticker	Market Value ($000)	Dividend Yield (%)	Price/LTM Earnings (x)	Price/2021 Estimated EPS (x)	Price/2022 Estimated EPS (x)	Price/ Tangible Book (%)	Core Deposit Premium Per Share (%)
ACNB Corporation	PA	ACNB	248.6	3.5	9.1	NA	NA	119.2	NA
American National Bankshares Inc.	VA	AMNB	386.7	3.1	11.8	11.5	13.9	154.2	5.4
Arrow Financial Corporation	NY	AROW	579.7	2.8	12.6	11.6	13.0	181.3	7.7
BCB Bancorp, Inc.	NJ	BCBP	238.7	4.0	9.8	8.7	9.0	107.4	NA
C&F Financial Corporation	VA	CFFI	180.2	3.1	7.0	NA	NA	105.6	NA
Chemung Financial Corporation	NY	CHMG	205.7	2.4	9.0	9.2	10.6	119.0	1.5
Citizens & Northern Corporation	PA	CZNC	410.4	4.4	16.5	12.7	15.1	168.3	NA
CNB Financial Corporation	PA	CCNE	426.5	2.7	11.6	8.7	8.3	135.7	2.7
Codorus Valley Bancorp, Inc.	PA	CVLY	184.8	2.4	12.0	NA	NA	94.2	NA
Evans Bancorp, Inc.	NY	EVBN	198.5	3.3	12.6	10.0	10.3	129.7	NA
First Community Bankshares, Inc.	VA	FCBC	557.2	3.1	13.2	11.9	13.7	192.9	10.2
First United Corporation	MD	FUNC	122.2	3.3	8.3	NA	NA	109.1	0.8
Mid Penn Bancorp, Inc.	PA	MPB	321.2	2.8	7.5	8.5	13.1	120.2	NA
Peapack-Gladstone Financial Corporation	NJ	PGC	598.6	0.6	16.8	12.6	12.3	131.6	3.3
Penns Woods Bancorp, Inc.	PA	PWOD	176.4	5.1	11.3	NA	NA	120.5	NA
Peoples Financial Services Corp.	PA	PFIS	311.1	3.4	9.4	NA	NA	123.0	NA
Primis Financial Corp.	VA	FRST	368.0	2.7	11.3	12.5	13.6	126.7	3.1
Shore Bancshares, Inc.	MD	SHBI	200.7	2.8	12.6	14.2	13.2	113.4	NA
Univest Financial Corporation	PA	UVSP	857.3	2.7	10.9	10.6	12.3	156.5	6.0
Peer Median			311.1	3.1	11.3	11.5	13.0	123.0	3.3
Peer Average			345.9	3.1	11.2	11.0	12.2	132.0	4.5
Orrstown Financial Services, Inc.	PA	ORRF	286.3	2.8	8.9	8.7	11.9	124.0	2.2

Source: S&P Global

1. Peers as listed in Orrstown Financial Services, Inc. Proxy Statement dated April 28, 2021, excluding BMTC due to pending merger. Note: SONA is now FRST due to name change. Peers shown as average over 12 months ended March 31, 2021. Note: 2. Adjusted at 21.0% statutory tax rate. Round to zero in 4Q'20 for ORRF 3. No adjustments for ORRF in 4Q'20 or 1Q'21 4. A non-GAAP measure

Performance Ratios

Profitability Ratios	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year	YTD through 3/31/2021
Reported								
Pre-tax Pre-provision Income	**8.1**	**13.4**	**15.2**	**20.5**	**37.8**	**84%**	**182%**	**11.6**
Pre-tax Pre-provision Inc / Avg Assets	0.61%	0.90%	0.89%	0.92%	1.43%			1.64%[1]
Pre-tax Pre-provision Inc / Avg	5.9%	9.5%	10.2%	10.0%	16.7%			18.6%[1]
Efficiency Ratio	86%	79%	79%	79%	66%			60%
Operating Expense / Average Assets	3.6%	3.4%	3.4%	3.5%	2.8%			2.5%[1]
Core[2]								
Pre-tax Pre-provision Income	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**	**58%**	**220%**	
Pre-tax Pre-provision Inc / Avg Assets	0.51%	0.82%	1.02%	1.11%	1.48%			
Pre-tax Pre-provision Inc / Avg Equity	4.9%	8.7%	11.7%	12.0%	17.3%			
Efficiency Ratio	88%	80%	76%	73%	65%			
Operating Expense / Average Assets	3.6%	3.4%	3.2%	3.1%	2.8%			

1 .Annualized

2. Non-GAAP based financial measure. Please refer to the appendix for additional information. Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Neil Kalani
Chief Financial Officer
nkalani@orrstown.com
717-510-7097

Matthew C. Schultheis, CFA
Investor Relations
mschultheis@orrstown.com
717-510-7127

Appendix and Supplemental Information

Five Year Trends: Summary Financials

(Dollars in thousands, unless indicated)	2020	2019	2018	2017	2016
Results of Operations:					
Tax-equivalent interest income	$100,455	$94,037	$67,084	$53,900	$44,185
Interest expense	16,024	23,699	13,510	7,644	5,417
Tax-equivalent net interest income	84,431	70,338	53,574	46,256	38,768
Tax-equivalent adjustment	824	1,043	1,417	2,447	1,909
Provision for loan losses	5,325	900	800	1,000	250
Non-interest income	28,309	28,539	21,024	19,949	19,425
Non-interest expense	74,080	77,300	57,936	50,330	48,140
Income before taxes	32,511	19,634	14,445	12,428	7,894
Income taxes	6,048	2,710	1,640	4,338	1,266
Net income	26,463	16,924	12,805	8,090	6,628
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	$185.4	$253.3	$171.7	$210.8	$185.6
End of period price per share	16.55	22.62	18.21	25.25	22.40
Net income - basic per share	2.42	1.63	1.53	1.00	0.82
Net income - diluted per share	2.40	1.61	1.50	0.98	0.81
Dividends declared per share	0.68	0.60	0.51	0.42	0.35
Book value per share	21.98	19.93	18.39	17.34	16.28
Period End Balances:					
Assets	$2,750,572	$2,383,274	$1,934,388	$1,558,849	$1,414,504
Loans & Leases	1,979,690	1,644,330	1,247,657	1,010,012	883,391
Securities	477,028	506,570	476,686	425,305	408,124
Deposits	2,356,880	1,875,522	1,558,756	1,219,515	1,152,452
Borrowings	109,414	249,783	179,378	177,391	112,027
Shareholders equity	246,249	223,249	173,433	144,765	134,859
Average Balances:					
Assets	$2,645,847	$2,225,121	$1,710,597	$1,488,423	$1,325,150
Loans & Leases	1,928,486	1,492,815	1,100,626	944,352	833,265
Securities	494,372	499,617	479,517	420,583	360,355
Deposits	2,153,592	1,843,077	1,377,557	1,197,522	1,092,843
Borrowings	229,395	144,479	165,951	134,150	80,722
Shareholders equity	226,900	206,021	149,662	141,301	137,973

Five Year Trends: Key Performance Metrics

(Percent unless indicated)	**2020**	**2019**	**2018**	**2017**	**2016**
Performance Ratios:					
Return on average assets	**1.00**	0.76	0.75	0.54	0.50
Return on average common equity	**11.66**	8.21	8.56	5.73	4.80
Yield on average interest-earning assets	**4.09**	4.59	4.20	3.90	3.61
Rate on average interest-bearing liabilities	**0.80**	1.35	0.99	0.65	0.53
Net interest spread	**3.29**	3.24	3.21	3.25	3.08
Net interest margin	**3.44**	3.43	3.36	3.35	3.16
Efficiency ratio	**66.19**	79.01	79.17	78.94	85.53
Capital Ratios:					
Tier 1 leverage	**8.05**	8.56	8.42	8.95	9.33
Common equity tier 1 to risk-weighted assets	**12.48**	11.33	12.03	12.11	13.30
Tier 1 capital to risk-weighted assets	**12.48**	11.33	12.03	12.11	13.30
Total regulatory capital to risk-weighted assets	**15.55**	14.07	15.56	13.29	14.55
Average equity to average assets	**8.58**	9.26	8.75	9.49	10.41
Credit Quality Ratios:					
Allowance for loan loss to loans	**1.02**	0.89	1.12	1.27	1.45
Nonperforming assets to assets	**0.37**	0.46	0.27	0.69	0.52
Net (recoveries) charge-offs to average loans and leases	**(0.01)**	0.02	(0.04)	0.10	0.13

Five Quarter Trends: Summary Financials

(Dollars in thousands, unless indicated)	03/21	12/20	09/20	06/20	03/20
Results of Operations:					
Tax-equivalent interest income	$24,125	$26,617	$24,423	$25,252	$24,164
Interest expense	2,074	2,697	3,398	4,224	5,705
Tax-equivalent net interest income	22,051	23,920	21,025	21,028	18,459
Tax-equivalent adjustment	196	192	207	230	197
Provision for loan losses	(1,000)	300	2,200	1,900	925
Non-interest income	7,544	7,181	6,861	7,193	7,074
Non-interest expense	17,783	18,080	19,265	18,431	18,304
Income before taxes	12,616	12,530	6,214	7,660	6,107
Income taxes	2,409	2,471	1,237	1,301	1,039
Net income	10,207	10,059	4,977	6,359	5,068
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	$250.9	$185.4	$143.4	$165.3	$154.2
End of period price per share	22.30	16.55	12.80	14.75	13.77
Net income (loss) - basic per share	0.93	0.92	0.45	0.58	0.46
Net income (loss) - diluted per share	0.92	0.91	0.45	0.58	0.46
Dividends declared per share	0.18	0.17	0.17	0.17	0.17
Book value per share	22.62	21.98	20.78	20.13	18.81
Period End Balances:					
Assets	$2,963,534	$2,750,572	$2,781,667	$2,772,796	$2,387,553
Loans & Leases	2,045,021	1,979,690	2,029,870	2,041,317	1,656,948
Securities	407,690	466,465	478,288	483,936	479,599
Deposits	2,547,089	2,356,880	2,279,483	2,251,731	1,897,296
Borrowings	112,654	109,414	232,707	258,395	243,960
Shareholders equity	254,448	246,249	232,847	225,638	210,570
Average Balances:					
Assets	$2,829,824	$2,733,145	$2,771,506	$2,710,594	$2,365,803
Loans & Leases	2,033,219	2,015,749	2,054,193	1,988,114	1,653,547
Securities	468,273	486,613	496,107	493,847	500,987
Deposits	2,431,915	2,272,941	2,231,962	2,230,089	1,877,208
Borrowings	111,361	187,508	272,593	228,785	228,677
Shareholders equity	250,304	236,480	229,621	215,209	226,155

Five Quarter Trends: Key Performance Indicators

(Percent unless indicated)	03/21	12/20	09/20	06/20	03/20
Performance Ratios:					
Return on average assets[1]	**1.44**	1.47	0.72	0.94	0.86
Return on average common equity[1]	**16.31**	17.01	8.67	11.82	8.96
Yield on average interest-earning assets[1]	**3.70**	4.15	3.76	4.05	4.46
Rate on average interest-bearing liabilities[1]	**0.42**	0.52	0.65	0.85	1.24
Net interest spread[1]	**3.28**	3.63	3.12	3.20	3.23
Net interest margin[1]	**3.38**	3.73	3.24	3.37	3.41
Efficiency ratio	**60.49**	58.49	69.60	65.85	72.25
Capital Ratios:					
Tier 1 leverage	**8.10**	8.05	7.81	7.60	8.50
Common equity tier 1 to risk-weighted assets	**13.20**	12.48	12.01	11.56	11.22
Tier 1 capital to risk-weighted assets	**13.20**	12.48	12.01	11.56	11.22
Total regulatory capital to risk-weighted assets	**16.30**	15.55	15.04	14.43	13.98
Average equity to average assets	**8.85**	8.65	8.29	7.94	9.56
Credit Quality Ratios:					
Allowance for loan loss to loans	**0.93**	1.02	0.97	0.86	0.95
Nonperforming assets to assets	**0.33**	0.37	0.28	0.27	0.34
Net charge-offs (recoveries) to average loans and leases[1]	**0.04**	(0.03)	(0.00)	0.04	(0.05)

1. Annualized

Performance Trends


Reported: Net Interest Margin (%)
3.80
3.60
3.40
3.20
3.00
2.80
3.715
3.69
3.74
3.64
3.44
3.16
3.35
3.36
3.43
3.27
2016
2017
2018
2019
2020
ORRF
Peers


Reported: Net Interest Margin (%)
4.00
3.50
3.00
2.50
2.00
3.41
3.37
3.24
3.73
3.38
3.49
3.26
3.15
3.09
3.20
03/20
06/20
09/20
12/20
03/21
ORRF
Peers


Net Interest Margin (%) (1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.03
0.21
0.24
3.16
3.35
3.33
3.22
3.20
2016
2017
2018
2019
2020
Core NIM
AY


Net Interest Margin (%) (1)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.20
0.27
0.20
0.30
0.15
3.21
3.10
3.04
3.43
3.23
03/20
06/20
09/20
12/20
03/21
Core NIM
AY

1. Net interest margin, exclusive of the impact of purchase accounting adjustments for interest accretion ("Core NIM") is a non-GAAP measure. See the GAAP to non-GAAP reconciliation on slide 31. Prior results have been conformed to the December 2020 presentation.

Performance Trends (Continued)


Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.87
0.86
1.13
1.10
1.00
0.86
0.50
0.54
0.75
0.76
2016
2017
2018
2019
2020
ORRF
Peers


Reported: ROAA (%)
2.00
1.50
1.00
0.50
0.00
0.68
0.86
0.94
0.8
0.72
1.02
1.13
1.47
1.44
1.34
03/20
06/20
09/20
12/20
03/21
ORRF
Peers


Reported: ROAE (%)
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
8.61
7.12
11.07
10.05
11.66
8.70
4.80
5.73
8.56
8.21
2016
2017
2018
2019
2020
ORRF
Peers


Reported: ROAE (%)
20.00
15.00
10.00
5.00
0.00
11.82
8.96
8.41
8.67
10.77
17.01
10.51
16.31
12.60
03/20
06/20
09/20
12/20
03/21
ORRF
Peers

Capital Trends



Leverage Ratio (%)
9.50
9.00
8.50
8.00
7.50
9.33
8.95
8.97
9.10
8.46
8.42
8.56
8.19
8.25
8.05
2016
2017
2018
2019
2020
ORRF
Peers



Leverage Ratio (%)
9.00
8.50
8.00
7.50
8.91
8.50
8.06
8.15
8.25
8.23
7.81
8.05
7.62
8.10
03/20
06/20
09/20
12/20
03/21
ORRF
Peers



Tier 1 Ratio (%)
13.5
13
12.5
12
11.5
11
10.5
10
13.3
12.855
12.11
11.92
12.37
12.555
12.48
11.875
12.03
11.33
2016
2017
2018
2019
2020
Tier 1 Ratio (%)
ORRF
Peers



Tier 1 Ratio (%)
14
13.5
13
12.5
12
11.5
11
10.5
10
13.36
12.46
12.555
12.37
13.2
12.05
12.48
12.01
11.65
11.22
03/20
06/20
09/20
12/20
03/21
Tier 1 Ratio (%)
ORRF
Peers

Asset Quality Trends



NPAs/ Assets (%)
0.80
0.60
0.40
0.20
0.00
0.54
0.69
0.55
0.57
0.51
0.52
0.45
0.27
0.46
0.37
2016
2017
2018
2019
2020
ORRF
Peers



NPAs/ Assets (%)
1.00
0.80
0.60
0.40
0.20
0.00
0.57
0.54
0.43
0.51
0.30
0.34
0.27
0.28
0.37
0.33
03/20
06/20
09/20
12/20
03/21
ORRF
Peers



Reserves/ Loans Held For Investment (%)
2.00
1.50
1.00
0.50
0.00
1.45
1.27
1.12
0.89
1.23
1.07
1.04
0.99
0.89
1.02
2016
2017
2018
2019
2020
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.50
1.00
0.50
0.00
1.17
0.86
1.11
1.21
1.23
1.23
0.95
0.97
1.02
0.93
03/20
06/20
09/20
12/20
03/21
ORRF
Peers

Income Statement Trends

dollars in millions Income Statement	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Net Interest Income	36.5	43.8	52.2	69.3	83.6	21%	91%
Non-Interest Income	18.3	18.8	20.0	23.8	28.3	19%	51%
Net Securities Gains	1.4	1.2	1.0	4.7	0.0	-100%	-101%
Total Revenue	**56.3**	**63.8**	**73.2**	**97.8**	**111.9**	**14%**	**76%**
Non-Interest Expense	48.1	50.3	54.7	68.3	72.8	6%	45%
Merger & Consolidation Charges	0.0	0.0	3.2	9.0	1.3	-85%	NM
Total Expenses	**48.1**	**50.3**	**57.9**	**77.3**	**74.1**	**-4%**	**47%**
Provision for Loan Losses	0.3	1.0	0.8	0.9	5.3	492%	433%
Pretax Income	**7.9**	**12.4**	**14.4**	**19.6**	**32.5**	**66%**	**162%**
Net Income	**6.6**	**8.1**	**12.8**	**16.9**	**26.5**	**56%**	**227%**

in dollars							
Core Revenue[1]	54.9	62.6	72.2	93.1	111.9	20%	79%
Core Expense[1]	48.1	50.3	54.7	68.3	72.8	6%	45%
Core Pre-tax Pre-provision Income	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**	**58%**	**220%**
per diluted share							
Core Revenue[1]	6.74	7.61	8.45	8.85	10.14	15%	33%
Core Expense[1]	5.91	6.12	6.41	6.50	6.60	1%	8%
Core Pre-tax Pre-provision Income	**0.83**	**1.49**	**2.04**	**2.35**	**3.55**	**51%**	**139%**

(000's)

1 Non-GAAP based financial measure. Please refer to the slide 32 for additional information

Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Balance Sheet Trends & Select Loan Metrics

dollars in millions Loan Portfolio Mix	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Total Gross Loans	**886**	**1,016**	**1,251**	**1,654**	**1,991**	**20%**	**96%**
Residential Mortgage	16%	16%	19%	20%	12%		
Home Equity	15%	14%	12%	11%	8%		
Other Consumer	1%	2%	3%	3%	1%		
Total Consumer Loans	**32%**	**33%**	**34%**	**34%**	**22%**		
Construction Loans	**3%**	**3%**	**4%**	**3%**	**3%**		
Commercial Real Estate	49%	49%	45%	46%	41%		
Commercial & Industrial	10%	11%	13%	13%	33%		
Other Commercial	6%	4%	4%	3%	1%		
Total Commercial Loans	**65%**	**64%**	**62%**	**62%**	**75%**		
Total Loans	**100%**	**100%**	**100%**	**100%**	**100%**		

dollars in millions Deposit Portfolio Mix	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Total Deposits	**1,152**	**1,220**	**1,559**	**1,876**	**2,357**	**26%**	**93%**
Non-Interest DDA	13%	13%	13%	13%	19%		
Interest DDA	39%	39%	36%	33%	38%		
Total DDA	**52%**	**52%**	**49%**	**46%**	**57%**		
Money Market & Savings	23%	25%	26%	26%	26%		
Total Core Deposits	**74%**	**78%**	**75%**	**72%**	**83%**		
CD	26%	22%	25%	28%	17%		
Total Deposits	**100%**	**100%**	**100%**	**100%**	**100%**		

Capital Adequacy

dollars in millions Capital Adequacy	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Tier 1 Capital	127.0	138.8	160.1	196.5	217.6	11%	57%
Tier 2 Capital	12.0	13.6	46.9	47.6	53.6	13%	294%
Total Regulatory Capital	**139.0**	**152.4**	**207.0**	**244.0**	**271.2**	**11%**	**78%**
Tier 1 Leverage Ratio	9.3%	9.0%	8.4%	8.6%	8.1%		
Common Equity Tier 1 Ratio	13.3%	12.1%	12.0%	11.3%	12.5%		
Tier 1 Capital Ratio	13.3%	12.1%	12.0%	11.3%	12.5%		
Total Risk Based Capital Ratio	14.6%	13.3%	15.6%	14.1%	15.6%		

ESG Initiatives and Focus

<table>
<tr><th>Environmental</th><th>Social</th><th>Governance</th></tr>
<tr>
<td>General Philosophy
Environmental responsibility is in alignment with strong business practices and our core values. Being good stewards of the environment, reducing energy consumption and eliminating waste through proactive and conscious planning reduces costs, enhances our profitability and helps mitigate negative environmental impacts.</td>
<td>General Philosophy
As a community bank, caring for our communities is not a policy, it's part of our DNA and our social responsibilities are included in our mission statement and core values.</td>
<td>General Philosophy
• Our Governance worldview is best summarized in our Mission statement: We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust.
• Our Board actively assesses the Company's strategic direction, growth, financial performance, and risks
• We work to align executive compensation with building a company for the long-term benefit of shareholders</td>
</tr>
<tr>
<td>Examples of Impact
• Strategic focus on alternative energy (Solar) lending
• Recycling programs at all facilities
• No direct exposure to fracking or fossil fuel extraction industry</td>
<td>• Top down focus on Diversity, Equity, and Inclusion efforts and meaningful impacts
• First time homebuyer program and outreach
• Launched BankOn certified checking account for un-banked/underbanked outreach
• Outperformed peers with PPP lending efforts in 2020-2021
• Participant in Baltimore's Healthy Neighborhoods program
• Significant volunteer activity and leadership of socially conscious community organizations
• Feet-on-the-ground approach to disaster relief. Filled, drove, and delivered full tractor trailer loads of needed supplies for three different recent hurricanes in Texas, the Carolinas, and the Florida Keys area</td>
<td><u>Board Composition:</u>
• 91% of Board members are independent directors; some live outside the Company's market and bring considerable industry knowledge
• 20% of independent directors are women
• Four new board members over the past three years
<u>Executive Compensation:</u>
• All bonuses have clawback features
• Supplemental Executive Retirement Plans (SERPs) are funded through whole life insurance policies on which the Company earns a return and is the beneficiary</td>
</tr>
</table>

Summary Financial Trends

dollars in millions (except for per share information) Summary Trends (as of and for the year ended December 31,)	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Assets	1,415	1,559	1,934	2,383	2,751	15%	76%
Net Loans	873	1,003	1,237	1,630	1,960	20%	95%
Deposits	1,152	1,220	1,559	1,876	2,357	26%	93%
Equity	135	145	173	223	246	10%	70%
Tangible Book Value / Share[1]	16.15	17.22	16.73	17.66	19.93	13%	16%
Diluted Earnings / Share	0.81	0.98	1.50	1.61	2.40	49%	145%
Dividend / Share	0.35	0.42	0.51	0.60	0.68	13%	62%
Market Capitalization	186	211	172	253	185	(27%)	(12%)
Employees	319	330	376	450	418	(7%)	(27%)

1. Non-GAAP based financial measure. Please refer to slide 32 for additional information

GAAP to Non-GAAP Reconciliation

APPENDIX - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of certain activity on reported results, particularly to overcome comparability issues related to the influence of purchase accounting adjustments for interest accretion on net interest margin.

Taxable-equivalent net interest margin excluding the impact of purchase accounting, as used by the Company in this presentation, is determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor is such a measure necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

Taxable-equivalent Net Interest Margin (excluding the impact of purchase accounting)	Quarter Ended					Calendar	Calendar
	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	2019	2020
Reported taxable-equivalent net interest margin	3.41%	3.37%	3.24%	3.24%	3.38%	3.43%	3.44%
Effect of purchase accounting							
Total interest-earning assets (loans)	-0.20%	-0.27%	-0.20%	-0.20%	-0.15%	-0.21%	-0.24%
Total interest-bearing liabilities (Time deposits)	-0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%
Purchase accounting effect on interest margin	-0.20%	-0.27%	-0.20%	-0.20%	-0.15%	-0.20%	-0.24%
Taxable-equivalent Net Interest Margin (excluding the impact of purchase accounting)	3.21%	3.10%	3.04%	3.04%	3.23%	3.23%	3.20%

GAAP to Non-GAAP Reconciliation Continued

($ in millions, except per share data)

Non GAAP Financial Measure Reconciliation

Reported	2016	2017	2018	2019	2020
Net Interest Income	36.5	43.8	52.2	69.3	83.6
Plus Non-Interest Income	19.7	19.9	21.0	28.5	28.3
Total Revenue (A)	**56.3**	**63.8**	**73.2**	**97.8**	**111.9**
Total Non-Interest Expense (B)	**48.1**	**50.3**	**57.9**	**77.3**	**74.1**
Efficiency Ratio (B / A)	86%	79%	79%	79%	66%

Income Statement / Diluted Share	2016	2017	2018	2019	2020
Core Revenue (C)	54.9	62.6	72.2	93.1	111.9
Core Non-Interest Expense (D)	48.1	50.3	54.7	68.3	72.8
Core Pre-tax pre-provision Income (C - D)	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**
Diluted Shares (E)	8.1	8.2	8.5	10.5	11.0
Core Revenue / Diluted Share (C / E)	6.74	7.61	8.45	8.85	10.14
Core Non-Interest Expense / Diluted Share (D / E)	5.91	6.12	6.41	6.50	6.60
Core Pre-tax Pre-provision Income / Diluted Share (C - D)	**0.83**	**1.49**	**2.04**	**2.35**	**3.55**

Core	2016	2017	2018	2019	2020
Net Interest Income	36.5	43.8	52.2	69.3	83.6
Plus Non-Interest Income	19.7	19.9	21.0	28.5	28.3
Minus Security Gains	-1.4	-1.2	-1.0	-4.7	0.0
Total Core Revenue (C)	**54.9**	**62.6**	**72.2**	**93.1**	**111.9**
Non-Interest Expense	48.1	50.3	57.9	77.3	74.1
Minus Branch Consolidation & Merger Exp	0.0	0.0	-3.2	-9.0	-1.3
Total Core Non-Interest Expense (D)	**48.1**	**50.3**	**54.7**	**68.3**	**72.8**
Core Efficiency Ratio (D / C)	88%	80%	76%	73%	65%

Tangible Book Value	2016	2017	2018	2019	2020
Total Shareholders Equity	134.9	144.8	173.4	223.2	246.2
Minus Goodwill	-0.8	-0.8	-12.6	-19.9	-18.7
Minus Intangible Assets	-0.2	-0.2	-3.1	-5.6	-4.2
Tangible Book Value (F)	**133.8**	**143.8**	**157.7**	**197.8**	**223.3**
Ending Period Shares (G)	**8.3**	**8.3**	**9.4**	**11.2**	**11.2**
Tangible Book Value / Share (F / G)	*16.15*	*17.22*	*16.73*	*17.66*	*19.93*

Efficiency Ratio Reconciliation

EFFICIENCY RATIO RECONCILIATION (ANNUAL):

	2020	2019	2018	2017	2016
Non-interest expense	74,080	77,300	57,935	50,330	48,140
Net interest income	83,607	69,295	52,156	43,809	36,545
Non-interest income	28,309	28,539	21,024	19,949	19,739
Total revenue	111,916	97,834	73,180	63,758	56,284
Efficiency ratio	66.19%	79.01%	79.17%	78.94%	85.53%

EFFICIENCY RATIO RECONCILIATION (QUARTERLY):

	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Non-interest expense	17,783	18,080	19,265	18,431	18,304
Net interest income	21,855	23,729	20,818	20,798	18,262
Non-interest income	7,544	7,181	6,861	7,193	7,074
Total revenue	29,399	30,910	27,679	27,991	25,336
Efficiency ratio	60.49%	58.49%	69.60%	65.85%	72.25%

Orrstown Financial Services, Inc.






ORRSTOWN BANK

MISSION: *“We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust.”*

VISION: *“We aspire to be the financial institution of choice focused on quality client service, innovative solutions and sound financial advice.”*

Presentations Given Second Quarter 2021